SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 26, 2008 (March 21, 2008)
TRI-ISTHMUS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9663 Santa Monica Blvd., #959
Beverly Hills, California 90210
(Address of Principal Executive Offices) (Zip Code)
(310) 860-2501
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.
     On March 21, 2008, Tri-Isthmus Group, Inc., a Delaware company (the “Registrant”), issued a warrant to SMP Investments I, LLC, a Michigan limited liability company (“SMP I”) to purchase up to 714,285 shares of common stock of the Registrant, par value $0.01 per share, at an exercise price of $0.45 per share (the “Warrant”) in consideration of the service on Registrant’s advisory board by Brian Potiker, SMP I’s manager. The Warrant, in substantially the form attached hereto as Exhibit 10.1 , is exercisable until October 30, 2009. The Warrant was privately placed with SMP I pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D, promulgated under the Securities Act. SMP I represented to the Registrant in writing that it is an “Accredited Investor,” as that term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.

Exhibit No.	Description

10.1	Form of Warrant

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-ISTHMUS GROUP, INC.
Date: March 26, 2008	By:	/s/ Dennis Smith
Dennis Smith
Chief Financial Officer

EXHIBITS

Exhibit
Number	Description

10.1	Form of Warrant